Exhibit 99.2
CNA Financial Corporation
Supplemental Financial Information
March 31, 2008
This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation
Table of Contents
March 31, 2008

CNA Financial Corporation
Definitions and Presentation
•	P&C Operations includes Standard Lines and Specialty Lines.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•	Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business primarily in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos and environmental pollution claims (A&E).

•	Property and Casualty Companies includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N of the Consolidated Financial Statements within the 2007 Form 10-K for further discussion of this measure.

•	In evaluating the results of Standard Lines and Specialty Lines, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders’ dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Limited partnerships (LPs) are a relatively small portion of CNA’s overall investment portfolio. The majority of the LPs employ strategies that generate returns through investing in a substantial number of securities that are readily marketable while engaging in various risk management techniques primarily in fixed and public equity markets. Some of these limited partnership investment strategies may include low levels of leverage and hedging that potentially introduce more volatility and risk to the partnership returns.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

i

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

	Three Months
PERIOD ENDED MARCH 31			Fav /
			(Unfav)
(In millions)	2008	2007	% Change

STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,813	$1,863	(3)%
Net investment income	434	608	(29)
Realized investment losses, net of participating policyholders’ and minority interests	(51)	(21)	(143)
Other revenues	86	67	28

Total revenues	2,282	2,517	(9)

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,389	1,448	4
Amortization of deferred acquisition costs	368	381	3
Other operating expenses	227	218	(4)
Interest	34	34	—

Total claims, benefits and expenses	2,018	2,081	3

Income before income tax and minority interest	264	436	(39)
Income tax expense	(64)	(132)	52
Minority interest	(12)	(10)	(20)

Income from continuing operations	188	294	(36)
Income (loss) from discontinued operations, net of tax	(1)	2	(150)

Net income	$187	$296	(37)%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Net Income, Per Share Data and Return on Equity

PERIOD ENDED MARCH 31	Three Months
			Fav /
			(Unfav)
(In millions, except per share data)	2008	2007	% Change

COMPONENTS OF NET INCOME
Net operating income	$221	$307	(28)%
Net realized investment losses, net of participating policyholders’ and minority interests	(33)	(13)	(154)

Income from continuing operations	188	294	(36)
Income (loss) from discontinued operations, net of tax	(1)	2	(150)

Net income	$187	$296	(37)%

BASIC AND DILUTED EARNINGS PER SHARE
Net operating income	$0.82	$1.13	(27)%
Net realized investment losses, net of participating policyholders’ and minority interests	(0.12)	(0.05)	(140)

Income from continuing operations	0.70	1.08	(35)
Income (loss) from discontinued operations, net of tax	(0.01)	0.01	(200)

Basic earnings per share available to common stockholders	$0.69	$1.09	(37)%

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	270.7	271.3

Diluted	270.8	271.6

RETURN ON EQUITY
Net income (1)	7.7%	11.9%

Net operating income (2)	8.8	13.1

(1)	Annualized net income divided by the average stockholders’ equity including accumulated other comprehensive income (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2)	Annualized net operating income divided by the average stockholders’ equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	March 31, 2008	December 31, 2007

Total assets	$56,424	$56,732
Insurance reserves	40,148	40,222
Debt	2,007	2,157
Total liabilities	46,669	46,197
Minority interest	395	385
Accumulated other comprehensive income (loss)	(763)	103
Total stockholders’ equity	9,360	10,150

Book value per common share	$34.79	$37.36

Book value per common share excluding AOCI	$37.63	$36.98

Outstanding shares of common stock (in millions of shares)	269.0	271.7

THREE MONTHS ENDED
MARCH 31
(In millions)	2008	2007

Net cash flows provided by operating activities (1)	$303	$217
Net cash flows provided (used) by investing activities	11	(201)
Net cash flows used by financing activities	(273)	(26)

Net cash flows from operating, investing and financing activities	$41	$(10)

(1)	Operating cash flows for the three months ended March 31, 2008 and 2007 include $4 million and $(18) million related to discontinued operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED
MARCH 31, 2008				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$12,048	$8,403	$20,451	$3,027	$5,110	$28,588
Ceded	2,128	1,786	3,914	1,147	1,995	7,056

Net	9,920	6,617	16,537	1,880	3,115	21,532

Net incurred claim & claim adjustment expenses	577	570	1,147	118	24	1,289

Net claim & claim adjustment expense payments	(617)	(390)	(1,007)	(104)	(145)	(1,256)

Foreign currency translation adjustment	—	10	10	1	(2)	9

Claim & claim adjustment expense reserves, end of period
Net	9,880	6,807	16,687	1,895	2,992	21,574
Ceded	2,107	1,795	3,902	1,111	1,915	6,928

Gross	$11,987	$8,602	$20,589	$3,006	$4,907	$28,502

CNA FINANCIAL CORPORATION
Financial Supplement
Investments by Segment Aggregation

	March 31, 2008		December 31, 2007
(In millions)	Book Value	Fair Value	Book Value	Fair Value

Property & Casualty and Corporate & Other Non-Core:
Fixed maturities — taxable	$19,240	$18,192	$19,351	$18,951
Fixed maturities — tax exempt	5,318	5,202	5,815	5,810
Equities	245	434	254	459
Short-term investments	5,033	5,034	4,385	4,387
Limited partnership investments	1,926	1,926	1,877	1,877
Other	7	7	8	45

Total investments	$31,769	$30,795	$31,690	$31,529

Net receivable/(payable)	$246		$(265)
Securities lending collateral	(878)		(53)

Life & Group Non-Core:
Fixed maturities — taxable	$7,484	$7,347	$7,422	$7,631
Fixed maturities — tax exempt	1,914	1,755	1,800	1,865
Equities	42	40	112	109
Short-term investments	313	313	290	290
Limited partnership investments	319	319	337	337
Other	2	2	1	1

Total investments	$10,074	$9,776	$9,962	$10,233

Net receivable/(payable)	$(17)		$1
Securities lending collateral	—		—

Total investments	$41,843	$40,571	$41,652	$41,762

Total net receivable/(payable)	$229		$(264)
Total securities lending collateral	(878)		(53)

The information above related to net receivable/(payable) and securities lending collateral is provided to facilitate an analysis of significant changes in book value. When compared to the net receivable/(payable) per the Consolidated Balance Sheets, the amounts above exclude $73 million and $53 million as of March 31, 2008 and December 31, 2007, where the net receivable/(payable) balance does not relate to change in book value.

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of March 31, 2008
(In millions)
Invested Assets Fair Value By Segment

	P&C Operations and		Life & Group
	Corporate & Other Non-Core		Non-Core		Total Operations
MBS/CMO/ABS/CDO	$9,395	23.2%	$961	2.4%	$10,356	25.6%
Other taxable fixed maturities	8,797	21.7	6,386	15.7	15,183	37.4
Tax exempt fixed maturities	5,202	12.8	1,755	4.3	6,957	17.1
All other	7,401	18.2	674	1.7	8,075	19.9

Total investments	$30,795	75.9%	$9,776	24.1%	$40,571	100.0%

Invested Assets Amortized Cost By Segment

	P&C Operations and		Life & Group
	Corporate & Other Non-Core		Non-Core		Total Operations
MBS/CMO/ABS/CDO	$10,101	24.2%	$1,038	2.5%	$11,139	26.7%
Other taxable fixed maturities	9,139	21.8	6,446	15.4	15,585	37.2
Tax exempt fixed maturities	5,318	12.7	1,914	4.6	7,232	17.3
All other	7,211	17.2	676	1.6	7,887	18.8

Total investments	$31,769	75.9%	$10,074	24.1%	$41,843	100.0%

MBS/CMO/ABS/CDO Fair Value Distribution

											% of Total
	MBS		CMO		ABS		CDO		Total		Investments
U.S. Government Agencies	$1,022	9.9%	$1,229	11.9%	$—	—%	$—	—%	$2,251	21.8%	5.6%
AAA	—	—	4,773	46.1	2,235	21.6	9	0.1	7,017	67.8	17.3
AA	—	—	24	0.2	254	2.4	51	0.5	329	3.1	0.8
A	—	—	23	0.2	157	1.5	126	1.2	306	2.9	0.8
BBB	—	—	8	0.1	381	3.7	12	0.1	401	3.9	1.0
<BBB & Equity Tranches	—	—	2	—	39	0.4	11	0.1	52	0.5	0.1

Total MBS/CMO/ABS/CDO	$1,022	9.9%	$6,059	58.5%	$3,066	29.6%	$209	2.0%	$10,356	100.0%	25.6%

Sub-prime (Included above) (1)	$—		$5		$1,485		$18		$1,508	14.6%	3.7%
Alt-A (Included above)	$—		$1,213		$1		$32		$1,246	12.0%	3.1%

MBS/CMO/ABS/CDO Amortized Cost Distribution

											% of Total
	MBS		CMO		ABS		CDO		Total		Investments
U.S. Government Agencies	$1,018	9.1%	$1,237	11.1%	$—	—%	$—	—%	$2,255	20.2%	5.4%
AAA	—	—	5,073	45.6	2,309	20.8	10	0.1	7,392	66.5	17.7
AA	—	—	27	0.2	344	3.1	90	0.8	461	4.1	1.1
A	—	—	27	0.2	224	2.0	285	2.6	536	4.8	1.3
BBB	—	—	6	0.1	391	3.5	16	0.1	413	3.7	1.0
<BBB & Equity Tranches	—	—	2	—	68	0.6	12	0.1	82	0.7	0.2

Total MBS/CMO/ABS/CDO	$1,018	9.1%	$6,372	57.2%	$3,336	30.0%	$413	3.7%	$11,139	100.0%	26.7%

Sub-prime (Included above) (1)	$—		$5		$1,634		$37		$1,676	15.0%	4.0%
Alt-A (Included above)	$—		$1,299		$1		$35		$1,335	12.0%	3.2%

(1)	In addition to sub-prime exposure in fixed maturity securities, there is exposure of approximately $33 million through limited partnerships and credit default swaps.

MBS	— Mortgage-backed securities

CMO	— Collateralized mortgage obligation

ABS	— Asset-backed securities

CDO	— Collateralized debt obligation

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of March 31, 2008
(In millions)
Sub-Prime Fair Value Quality Distribution by Vintage Year

									<BBB & Equity
	AAA		AA		A		BBB		Tranches		Total
2007	$161	10.7%	$1	0.1%	$5	0.3%	$—	—%	$—	—%	$167	11.1%
2006	752	49.9	33	2.2	5	0.3	—	—	20	1.3	810	53.7
2005	216	14.3	53	3.5	17	1.1	10	0.7	2	0.1	298	19.7
2004	16	1.1	26	1.7	81	5.4	8	0.5	1	0.1	132	8.8
2003 & prior	9	0.6	27	1.8	36	2.4	15	1.0	14	0.9	101	6.7

Total sub-prime	$1,154	76.6%	$140	9.3%	$144	9.5%	$33	2.2%	$37	2.4%	$1,508	100.0%

Sub-Prime Amortized Cost Quality Distribution by Vintage Year

									<BBB & Equity
	AAA		AA		A		BBB		Tranches		Total
2007	$157	9.4%	$1	0.1%	$5	0.3%	$—	—%	$—	—%	$163	9.8%
2006	763	45.4	53	3.2	10	0.6	—	—	49	2.9	875	52.1
2005	216	12.8	75	4.5	40	2.4	11	0.7	2	0.1	344	20.5
2004	16	1.0	30	1.8	110	6.6	10	0.6	1	0.1	167	10.1
2003 & prior	9	0.5	35	2.1	51	3.0	18	1.1	14	0.8	127	7.5

Total sub-prime	$1,161	69.1%	$194	11.7%	$216	12.9%	$39	2.4%	$66	3.9%	$1,676	100.0%

Alt-A Fair Value Quality Distribution by Vintage Year

									<BBB & Equity
	AAA		AA		A		BBB		Tranches		Total
2007	$237	19.0%	$16	1.3%	$3	0.2%	$—	—%	$2	0.2%	$258	20.7%
2006	127	10.2	20	1.6	18	1.4	12	1.0	2	0.2	179	14.4
2005	146	11.7	2	0.2	—	—	—	—	—	—	148	11.9
2004	518	41.5	1	0.1	—	—	—	—	—	—	519	41.6
2003 & prior	142	11.4	—	—	—	—	—	—	—	—	142	11.4

Total Alt-A	$1,170	93.8%	$39	3.2%	$21	1.6%	$12	1.0%	$4	0.4%	$1,246	100.0%

Alt-A Amortized Cost Quality Distribution by Vintage Year

									<BBB & Equity
	AAA		AA		A		BBB		Tranches		Total
2007	$252	18.9%	$16	3.1%	$3	0.8%	$—	—%	$2	0.2%	$273	23.0%
2006	121	4.8	23	1.3	18	3.0	10	1.2	2	0.1	174	10.4
2005	164	8.8	3	0.2	—	—	—	—	—	—	167	9.0
2004	559	45.1	2	0.2	—	—	—	—	—	—	561	45.3
2003 & prior	160	12.3	—	—	—	—	—	—	—	—	160	12.3

Total Alt-A	$1,256	89.9%	$44	4.8%	$21	3.8%	$10	1.2%	$4	0.3%	$1,335	100.0%

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of March 31, 2008
(In millions)
MBS Distribution By Collateral Type & Quality

	15 Year		30 Year		ARM		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$25	$26	$512	$512	$416	$412	$69	$68	$1,022	$1,018
AAA	—	—	—	—	—	—	—	—	—	—
AA	—	—	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—	—	—
<BBB & Equity Tranches	—	—	—	—	—	—	—	—	—	—

Total MBS	$25	$26	$512	$512	$416	$412	$69	$68	$1,022	$1,018

Included in Total MBS:
Sub-prime	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Alt-A	—	—	—	—	—	—	—	—	—	—
Prime	25	26	512	512	416	412	69	68	1,022	1,018

Total MBS	$25	$26	$512	$512	$416	$412	$69	$68	$1,022	$1,018

CMO Distribution By Collateral Type & Quality

	15 Year		30 Year		ARM		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$153	$151	$420	$416	$—	$—	$656	$670	$1,229	$1,237
AAA	326	347	2,897	3,101	1,182	1,237	368	388	4,773	5,073
AA	—	—	3	5	21	22	—	—	24	27
A	16	16	6	10	1	1	—	—	23	27
BBB	1	1	—	—	7	5	—	—	8	6
<BBB & Equity Tranches	1	1	—	—	1	1	—	—	2	2

Total CMO	$497	$516	$3,326	$3,532	$1,212	$1,266	$1,024	$1,058	$6,059	$6,372

Included in Total CMO:
Sub-prime	$5	$5	$—	$—	$—	$—	$—	$—	$5	$5
Alt-A	90	94	915	999	208	206	—	—	1,213	1,299
Prime	402	417	2,411	2,533	1,004	1,060	1,024	1,058	4,841	5,068

Total CMO	$497	$516	$3,326	$3,532	$1,212	$1,266	$1,024	$1,058	$6,059	$6,372

ARM —	Adjustable rate mortgage

MBS —	Mortgage-backed securities

CMO —	Collateralized mortgage obligation

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of March 31, 2008
(In millions)
ABS Distribution By Collateral Type & Quality

	CMBS		RMBS		Auto Loans		Home Equity		Student Loans		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
AAA	$729	$796	$665	$663	$38	$39	$490	$498	$139	$148	$174	$165	$2,235	$2,309
AA	114	150	54	76	—	—	85	117	—	—	1	1	254	344
A	21	34	98	144	11	11	26	34	—	—	1	1	157	224
BBB	14	19	15	19	315	311	18	20	—	—	19	22	381	391
<BBB & Equity Tranches	—	—	31	60	5	5	3	3	—	—	—	—	39	68

Total ABS	$878	$999	$863	$962	$369	$366	$622	$672	$139	$148	$195	$189	$3,066	$3,336

Included in Total ABS:
Sub-prime	$—	$—	$863	$962	$—	$—	$622	$672	$—	$—	$—	$—	$1,485	$1,634
Alt-A	—	—	—	—	—	—	—	—	—	—	1	1	1	1
Prime & Non-Residential Mortgages	878	999	—	—	369	366	—	—	139	148	194	188	1,580	1,701

Total ABS	$878	$999	$863	$962	$369	$366	$622	$672	$139	$148	$195	$189	$3,066	$3,336

CDO Distribution By Collateral Type & Quality

	CMBS		RMBS		CDS		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
AAA	$—	$—	$—	$—	$9	$10	$—	$—	$9	$10
AA	31	67	20	23	—	—	—	—	51	90
A	93	213	9	9	24	63	—	—	126	285
BBB	8	12	4	4	—	—	—	—	12	16
<BBB & Equity Tranches	6	7	3	3	2	2	—	—	11	12

Total CDO	$138	$299	$36	$39	$35	$75	$—	$—	$209	$413

Included in Total CDO:
Sub-prime	$—	$—	$4	$4	$14	$33	$—	$—	$18	$37
Alt-A	—	—	32	35	—	—	—	—	32	35
Prime & Non-Residential Mortgages	138	299	—	—	21	42	—	—	159	341

Total CDO	$138	$299	$36	$39	$35	$75	$—	$—	$209	$413

ABS	— Asset-backed securities

CMBS	— Commerical mortgage-backed securities

RMBS	— Residential mortgage-backed securities

CDO	— Collateralized debt obligation

CDS	— Credit default swaps

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

THREE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
MARCH 31			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2008	2007	% Change	2008	2007	% Change	2008	2007	% Change

Gross written premiums	$832	$948	(12)%	$1,293	$1,412	(8)%	$2,125	$2,360	(10)%
Net written premiums	771	867	(11)	848	864	(2)	1,619	1,731	(6)

Net earned premiums	783	863	(9)	873	845	3	1,656	1,708	(3)
Net investment income	164	220	(25)	132	149	(11)	296	369	(20)
Other revenues	14	11	27	53	42	26	67	53	26

Total operating revenues	961	1,094	(12)	1,058	1,036	2	2,019	2,130	(5)

Claims, benefits and expenses:
Net incurred claims and benefits	577	593	3	566	543	(4)	1,143	1,136	(1)
Policyholders’ dividends	4	3	(33)	7	3	(133)	11	6	(83)
Amortization of deferred acquisition costs	179	194	8	184	182	(1)	363	376	3
Other insurance related expenses	58	65	11	50	41	(22)	108	106	(2)
Other expenses	12	10	(20)	51	42	(21)	63	52	(21)

Total claims, benefits and expenses	830	865	4	858	811	(6)	1,688	1,676	(1)

Operating income before income tax and minority interest	131	229	(43)	200	225	(11)	331	454	(27)
Income tax expense on operating income	(36)	(75)	52	(64)	(73)	12	(100)	(148)	32
Minority interest	—	—	N/M	(12)	(10)	(20)	(12)	(10)	(20)

Net operating income from continuing operations	95	154	(38)	124	142	(13)	219	296	(26)

Realized investment losses, net of participating policyholders’ and minority interests	(16)	(24)	33	(9)	(14)	36	(25)	(38)	34
Income tax benefit on realized investment losses	5	9	(44)	4	5	(20)	9	14	(36)

Net income from continuing operations	$84	$139	(40)%	$119	$133	(11)%	$203	$272	(25)%

FINANCIAL RATIOS
Loss & LAE	73.7%	68.7%		64.8%	64.2%		69.0%	66.5%
Acquisition expense	16.9	17.0		17.0	16.9		16.9	16.9
Underwriting expense	13.3	13.0		9.8	9.6		11.5	11.4

Expense	30.2	30.0		26.8	26.5		28.4	28.3
Dividend	0.5	0.4		0.8	0.3		0.7	0.3

Combined ratio	104.4%	99.1%		92.4%	91.0%		98.1%	95.1%

LOSS RATIO IMPACTS
Impact of catastrophe losses
Pretax net accident year catastrophe losses incurred	$53	$30		$—	$2		$53	$32
Impact on loss & LAE ratio	6.8%	3.5%		—%	0.3%		3.2%	1.9%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(35)	$13		$17	$7		$(18)	$20
Prior year premium development	9	(26)		(19)	(10)		(10)	(36)
Other (1)	7	5		(5)	—		2	5

Total development & other	$(19)	$(8)		$(7)	$(3)		$(26)	$(11)

Impact of development & other on loss & LAE ratio	(2.6)%	—%		—%	0.1%		(1.3)%	0.1%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

THREE MONTHS ENDED			Life & Group Non-Core				Corporate & Other Non-Core			Total Operations
MARCH 31	P&C Operations					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2008	2007	2008	2007		% Change	2008	2007	% Change	2008	2007	% Change

Net earned premiums	$1,656	$1,708	$157	$156		1%	$—	$(1)	N/M %	$1,813	$1,863	(3)%
Net investment income	296	369	84	161		(48)	54	78	(31)	434	608	(29)
Other revenues	67	53	13	12		8	6	2	200	86	67	28

Total operating revenues	2,019	2,130	254	329		(23)	60	79	(24)	2,333	2,538	(8)

Claims, benefits and expenses:
Net incurred claims and benefits	1,143	1,136	212	273		22	21	34	38	1,376	1,443	5
Policyholders’ dividends	11	6	2	(1)		N/M	—	—	N/M	13	5	(160)
Amortization of deferred acquisition costs	363	376	4	5		20	1	—	N/M	368	381	3
Other insurance related expenses	108	106	50	51		2	3	3	—	161	160	(1)
Other expenses	63	52	5	9		44	32	31	(3)	100	92	(9)

Total claims, benefits and expenses	1,688	1,676	273	337		19	57	68	16	2,018	2,081	3

Operating income (loss) before income tax and minority interest	331	454	(19)	(8)		(138)	3	11	(73)	315	457	(31)
Income tax (expense) benefit on operating income (loss)	(100)	(148)	16	10		60	2	(2)	200	(82)	(140)	41
Minority interest	(12)	(10)	—	—		N/M	—	—	N/M	(12)	(10)	(20)

Net operating income (loss) from continuing operations	219	296	(3)	2		N/M	5	9	(44)	221	307	(28)

Realized investment gains (losses), net of participating policyholders’ and minority interests	(25)	(38)	(17)	1		N/M	(9)	16	(156)	(51)	(21)	(143)
Income tax (expense) benefit on realized investment gains (losses)	9	14	6	—		N/M	3	(6)	150	18	8	125

Net income (loss) from continuing operations	$203	$272	$(14)	$3		N/M %	$(1)	$19	(105)%	$188	$294	(36)%

			Life & Group Non-Core				Corporate & Other Non-Core			Total Operations
Other Financial Data	P&C Operations					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
Property & Casualty Company Information	2008	2007	2008	2007		% Change	2008	2007	% Change	2008	2007	% Change

Gross written premiums	$2,125	$2,360	$163	$183		(11)%	$(1)	$2	(150)%	$2,287	$2,545	(10)%
Net written premiums	1,619	1,731	162	162		—	(3)	(2)	(50)	1,778	1,891	(6)
Net earned premiums	1,656	1,708	156	157		(1)	—	(2)	N/M	1,812	1,863	(3)

FINANCIAL RATIOS
Loss & LAE	69.0%	66.5%	N/M %	N/M	%		N/M %	N/M %		77.8%	75.3%
Acquisition expense	16.9	16.9	N/M	N/M			N/M	N/M		16.6	16.7
Underwriting expense	11.5	11.4	N/M	N/M			N/M	N/M		12.5	12.2

Expense	28.4	28.3	N/M	N/M			N/M	N/M		29.1	28.9
Dividend	0.7	0.3	N/M	N/M			N/M	N/M		0.6	0.3

Combined ratio	98.1%	95.1%	N/M %	N/M	%		N/M %	N/M %		107.5%	104.5%

CNA FINANCIAL CORPORATION
Financial Supplement
Analysis of Pretax Net Investment Income

(In millions)	Standard Lines
	1Q07	2Q07	3Q07	4Q07	2007	1Q08
Limited partnerships	$23	$36	$12	$21	$92	$(23)
Income (loss) from trading securities	—	—	—	—	—	(1)
Other investment income	197	199	197	193	786	188

Net investment income	$220	$235	$209	$214	$878	$164

	Specialty Lines
	1Q07	2Q07	3Q07	4Q07	2007	1Q08
Limited partnerships	$12	$20	$7	$12	$51	$(13)
Income (loss) from trading securities	—	—	—	—	—	—
Other investment income	137	142	145	146	570	145

Net investment income	$149	$162	$152	$158	$621	$132

	P&C Operations
	1Q07	2Q07	3Q07	4Q07	2007	1Q08
Limited partnerships	$35	$56	$19	$33	$143	$(36)
Income (loss) from trading securities	—	—	—	—	—	(1)
Other investment income	334	341	342	339	1,356	333

Net investment income	$369	$397	$361	$372	$1,499	$296

	Life & Group Non-Core
	1Q07	2Q07	3Q07	4Q07	2007	1Q08
Limited partnerships	$9	$3	$(4)	$2	$10	$4
Income (loss) from trading securities	3	40	(2)	(31)	10	(76)
Other investment income	149	145	151	157	602	156

Net investment income	$161	$188	$145	$128	$622	$84

	Corporate & Other Non-Core
	1Q07	2Q07	3Q07	4Q07	2007	1Q08
Limited partnerships	$8	$12	$4	$6	$30	$(7)
Income (loss) from trading securities	—	—	—	—	—	—
Other investment income	70	74	70	68	282	61

Net investment income	$78	$86	$74	$74	$312	$54

	Total Operations
	1Q07	2Q07	3Q07	4Q07	2007	1Q08
Limited partnerships	$52	$71	$19	$41	$183	$(39)
Income (loss) from trading securities	3	40	(2)	(31)	10	(77)
Other investment income	553	560	563	564	2,240	550

Net investment income	$608	$671	$580	$574	$2,433	$434

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data — Preliminary

PERIOD ENDED MARCH 31	Three Months
Income Statement	(Preliminary)		Fav / (Unfav)
(In millions)	2008	2007	% Change

Property & Casualty Companies
Gross written premiums	$2,302	$2,474	(7)%
Net written premiums	1,635	1,729	(5)
Net earned premiums	1,476	1,546	(5)
Claim and claim adjustment expenses	1,195	1,198	—
Acquisition expenses	265	282	6
Underwriting expenses	207	221	6
Policyholders’ dividends	4	7	43

Underwriting loss	(195)	(162)	(20)
Net investment income	493	496	(1)
Other revenues (expenses)	6	(5)	N/M
Income tax expense	(61)	(101)	40
Net realized gains (losses)	5	(17)	129

Net income	$248	$211	18%

Financial Ratios
Loss and LAE	81.0%	77.4%
Acquisition expense	16.2	16.3
Underwriting expense	12.6	12.8

Expense	28.8	29.1
Dividend	0.3	0.5

Combined ratio	110.1%	107.0%

Life Company
Earned premium	$—	$—
SUPPLEMENTAL STATUTORY DATA

	(Preliminary)
(In millions)	March 31, 2008	December 31, 2007

Property & Casualty Companies
Statutory surplus (1)	$8,110	$8,511

Life Company
Statutory surplus	$523	$471

(1)	Surplus includes the Property & Casualty Companies’ equity ownership of the life insurance subsidiary.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations
Loss and LAE Ratio Analysis

	Standard Lines
	2008 YTD	2007 FY	2007 FY
	Evaluated	Evaluated	Evaluated
	at 03/31/08	at 12/31/07	at 03/31/08

Gross Accident Year	75.7%	66.6%	66.3%
Impact of Reinsurance	0.6	3.5	3.5

Net Accident Year	76.3	70.1	69.8%

Impact of Development and Other (1)	(2.6)	(2.7)

Net Calendar Year	73.7%	67.4%

	Specialty Lines
	2008 YTD	2007 FY	2007 FY
	Evaluated	Evaluated	Evaluated
	at 03/31/08	at 12/31/07	at 03/31/08

Gross Accident Year	62.8%	59.2%	59.0%
Impact of Reinsurance	2.0	4.6	4.4

Net Accident Year	64.8	63.8	63.4%

Impact of Development and Other (1)	—	(1.0)

Net Calendar Year	64.8%	62.8%

	P&C Operations
	2008 YTD	2007 FY	2007 FY
	Evaluated	Evaluated	Evaluated
	at 03/31/08	at 12/31/07	at 03/31/08

Gross Accident Year	68.0%	62.2%	62.0%
Impact of Reinsurance	2.3	4.7	4.5

Net Accident Year	70.3	66.9	66.5%

Impact of Development and Other (1)	(1.3)	(1.8)

Net Calendar Year	69.0%	65.1%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.